================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A


                                AMENDMENT NO. 2
             TO CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 7, 1996

                           -------------------------

                           HOST MARRIOTT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     1-5664                   53-0085950
(STATE OR OTHER JURISDICTION      (COMMISSION FILE           (I.R.S. EMPLOYER
     OF INCORPORATION)                NUMBER)             IDENTIFICATION NUMBER)



                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPLE EXECUTIVE OFFICES) (ZIP CODE)

                           -------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

================================================================================

                                  FORM 8-K/A

ITEM 5.  OTHER EVENTS

         The Registrant hereby amends its Current Report on Form 8-K/A dated January 17, 1996 by filing updated financial statements of the acquired business, the New York Vista (renamed the Marriott World Trade Center subsequent to the Registrant's acquisition). Pro Forma financial information of the Registrant was previously filed in the Registrant's Form 8-K dated February 29, 1996.

ITEM 7.  FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
FINANCIAL STATEMENTS OF THE NEW YORK VISTA (renamed Marriott World Trade
 Center subsequent to acquisition by the Registrant)
 Report of Independent Auditors...........................................     3
 Statements of Assets and Liabilities as of December 31, 1994 and 1993 ...     4
 Statements of Revenues and Expenses for the Years Ended December 31,
  1994, 1993 and 1992.....................................................     5
 Statements of Cash Flows for the Years Ended December 31, 1994 and 1993..     6
 Notes to Financial Statements............................................     7
 Statements of Revenues and Expenses for the Period From January 1, 1995
  Through December 22, 1995 and the Period From January 1, 1994 Through
  December 22, 1994 (unaudited)...........................................    13
 Statements of Cash Flows for the Period From January 1, 1995 Through
  December 22, 1995 and the Period From January 1, 1994 Through December
  22, 1994 (unaudited)....................................................    14
 Notes to Financial Statements (unaudited)................................    15

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOST MARRIOTT CORPORATION

                                    By: /s/ DONALD D. OLINGER
                                       ----------------------------------------
                                        Donald D. Olinger
                                        Vice President and Corporate Controller

Date:  March 7, 1996

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Hilton International Co.

  We have audited the accompanying statements of assets and liabilities of New York Vista (a facility of The Port Authority of New York and New Jersey) as of December 31, 1994, 1993 and 1992, and the related statements of revenues and expenses and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our report dated January 20, 1995 and January 21, 1994, we expressed an opinion that the 1994, 1993 and 1992 financial statements did not fairly present financial position, results of operations, and cash flows in conformity with generally accepted accounting principles because the Company had not obtained actuarial information regarding pension expense and minimum liability for the unfunded accumulated benefit obligation over plan assets. As described in Note 6, the Company obtained the requisite actuarial information in January 1996. Such actuarial information indicated that the minimum liability for unfunded accumulated benefit obligations over plan assets was not understated and accordingly, no adjustments were necessary in 1994, 1993 and 1992 for the financial statements to conform with generally accepted accounting principles. Accordingly, our present opinion on the 1994, 1993 and 1992 financial statements, as presented herein, is unqualified rather than qualified.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of New York Vista at December 31, 1994, 1993 and 1992, and its revenues and expenses and cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

January 20, 1995 (except for Notes 6, 7 and 8, which the date is February 22,
1996)

                                 NEW YORK VISTA

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                          DECEMBER  31
                                                    --------------------------
                                                        1994         1993*
                                                    ------------  ------------
ASSETS
Current assets:
  Cash............................................. $    313,403  $  3,216,248
  Receivables--trade (less allowance for doubtful
   accounts of $8,505 in 1994 and $140,276 in
   1993)...........................................    1,386,395       364,718
  Business interruption insurance claim receivable
   (Note 7)........................................   10,405,062     6,525,610
  Inventories:
    Food and beverage..............................      359,298       287,419
    Operating supplies.............................      221,826        48,913
  Prepaid expenses.................................        6,165         3,437
                                                    ------------  ------------
Total current assets...............................   12,692,149    10,446,345
Restricted cash (Notes 2 and 4)....................      321,646     2,781,953
Other assets.......................................       16,395         3,945
                                                    ------------  ------------
Total assets....................................... $ 13,030,190  $ 13,232,243
                                                    ============  ============
LIABILITIES
Current liabilities:
  Accounts payable--trade.......................... $  2,994,581  $  1,332,549
  Accrued liabilities:
    Payroll and related taxes......................    1,086,344       634,244
    Sales and occupancy taxes......................      538,460       273,280
    Hotel renovation...............................    1,200,184        29,605
    Other..........................................      341,559       235,032
  Due to Inhil Co., Inc............................    1,243,950     1,304,510
  Due to other affiliated companies................      377,989        83,021
  Deferred revenue.................................    2,367,211           --
                                                    ------------  ------------
Total current liabilities..........................   10,150,278     3,892,241
Reserve for replacement of furniture, fixtures and
 equipment and for capital expenditures (Notes 2
 and 4)............................................    3,368,254     5,117,370
Loan payable, Inhil Co., Inc. (Note 2).............   16,837,050    14,565,987
Difference between assets and liabilities repre-
 senting amount due from the Port Authority of New
 York and New Jersey (Note 3)......................  (17,325,392)  (10,343,355)
                                                    ------------  ------------
Total liabilities.................................. $ 13,030,190  $ 13,232,243
                                                    ============  ============

--------
* Reclassified and restated to conform with 1994 presentation. (See Note 1)

                            See accompanying notes.

                                 NEW YORK VISTA

                      STATEMENTS OF REVENUES AND EXPENSES

                                                YEAR ENDED DECEMBER 31
                                         -------------------------------------
                                             1994         1993*       1992*
                                         ------------  ----------- -----------
OPERATING REVENUES:
  Rooms................................. $  2,692,164  $ 3,492,775 $27,469,251
  Food..................................      854,246      814,255   6,078,045
  Beverage..............................      342,000      261,429   1,829,381
  Other operated departments............      110,523      166,528   1,238,985
  Other income (Note 7).................    5,930,582   15,946,482     696,694
                                         ------------  ----------- -----------
                                            9,929,515   20,681,469  37,312,356
                                         ------------  ----------- -----------
OPERATING EXPENSES:
  Cost of sales:
    Food................................      243,100      197,952   1,349,674
    Beverage............................       52,920       61,060     448,900
    Other operated departments..........      117,816      111,360     319,256
                                         ------------  ----------- -----------
  Total cost of sales...................      413,836      370,372   2,117,830
  Payroll and related expenses..........    4,649,422    5,249,580  14,610,109
  Provision for operating equipment.....       53,872       11,442     200,194
  Other operating expenses..............      628,666      660,027   3,107,957
                                         ------------  ----------- -----------
                                            5,745,796    6,291,421  20,036,090
                                         ------------  ----------- -----------
Gross operating income..................    4,183,719   14,390,048  17,276,266
                                         ------------  ----------- -----------
DEDUCTIONS FROM GROSS OPERATING INCOME:
  General and administrative expenses...    2,384,134    2,620,586   3,209,525
  Marketing expenses....................      912,620      915,555   1,511,754
  Property operation, maintenance and
   energy costs.........................    6,111,606    2,896,632   4,683,992
  Basic management fee (Note 2).........          --           --      363,731
                                         ------------  ----------- -----------
                                            9,408,360    6,432,773   9,769,002
                                         ------------  ----------- -----------
Gross operating (loss)/profit...........   (5,224,641)   7,957,275   7,507,264
                                         ------------  ----------- -----------
OTHER DEDUCTIONS/(INCOME):
  Real estate taxes (Note 5)............    1,707,696    2,620,758   2,981,785
  (Credit)/provision for replacement of
   furniture,
  fixtures and equipment (Note 4).......     (809,005)   1,843,078   1,865,618
  (Credit)/provision for capital
   expenditures (Note 4)................     (207,022)     413,837     373,124
  Insurance.............................      319,332       41,694      49,888
  Pre-opening and other business
   restoration costs....................    5,234,869          --          --
  Interest expense......................    1,447,900    1,094,213     300,000
  Other.................................      317,935      360,785     452,150
                                         ------------  ----------- -----------
                                            8,011,705    6,374,365   6,022,565
                                         ------------  ----------- -----------
Excess of (expenses over
 revenues)/revenues over expenses....... $(13,236,346) $ 1,582,910 $ 1,484,699
                                         ============  =========== ===========

--------
* Reclassified and restated to conform with 1994 presentation. (See Note 1)

                            See accompanying notes.

                                 NEW YORK VISTA

                            STATEMENTS OF CASH FLOWS

                                               YEAR ENDED DECEMBER 31
                                         -------------------------------------
                                             1994         1993*       1992*
                                         ------------  -----------  ----------
OPERATING ACTIVITIES
Excess of (expenses over
 revenues)/revenues over expenses......  $(13,236,346) $ 1,582,910  $1,484,699
Adjustments to reconcile excess of
 (expenses over revenues)/revenues over
 expenses to net cash (used
 in)/provided by operating activities:
  (Credit)/provision for replacement of
   furniture, fixtures and equipment
   and capital expenditures............    (1,016,027)   2,256,915   2,238,742
  Expenses payable to Port Authority...     2,187,767    2,838,202         --
  Interest expense.....................     1,447,900    1,094,213     300,000
  Changes in operating assets and lia-
   bilities:
    Accounts receivable, net...........    (1,021,677)   2,975,216    (676,810)
    Insurance claim receivable.........    (4,089,804)  (6,525,610)        --
    Inventories........................      (244,792)     (42,377)    (49,254)
    Prepaid expenses and other assets..       (15,178)      28,764      (7,664)
    Accounts payable...................     1,662,032       87,340    (919,814)
    Accrued liabilities................       823,807   (1,277,350)   (111,191)
    Due to other affiliated companies..       294,968          --          --
                                         ------------  -----------  ----------
Net cash (used in)/provided by operat-
 ing activities........................   (13,207,350)   3,018,223   2,258,708
                                         ------------  -----------  ----------
INVESTING ACTIVITIES
Transfer of funds from/(to) restricted
 cash..................................     1,790,218     (609,362) (2,207,972)
                                         ------------  -----------  ----------
FINANCING ACTIVITIES
Advances from Port Authority, net......    13,761,490          --          --
Hotel renovation payments..............    (3,892,608)  (1,028,327)        --
Other payments on behalf of Port Au-
 thority...............................    (1,294,035)     (60,272)   (909,764)
(Payments to)/advances from Inhil Co.,
 Inc...................................       (60,560)   1,028,327         --
                                         ------------  -----------  ----------
Net cash provided by/(used in) financ-
 ing activities........................     8,514,287      (60,272)   (909,764)
                                         ------------  -----------  ----------
Net (decrease)/increase in cash........    (2,902,845)   2,348,589    (859,028)
Cash at beginning of year..............     3,216,248      867,659   1,726,687
                                         ------------  -----------  ----------
Cash at end of year....................  $    313,403  $ 3,216,248  $  867,659
                                         ============  ===========  ==========

--------
* Reclassified and restated to conform with 1994 presentation. (See Note 1)

                            See accompanying notes.

                                NEW YORK VISTA

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  New York Vista ("Vista"), the hotel located in the World Trade Center in New York City, is a facility of The Port Authority of New York and New Jersey (the "Port Authority"). Significant asset and liability accounts related to Vista are recorded on the books of the Port Authority and, accordingly, are not reflected on Vista's financial statements (such amounts relate principally to property, furnishings and mortgage). Vista is operated by Inhil Co., Inc. ("Inhilco"), a wholly owned subsidiary of Hilton International Co. ("Hilton"), under a management agreement ("Management Agreement").

  Vista has no separate legal status or existence. Vista's assets are legally available for the satisfaction of debts of the Port Authority and not solely those appearing on the accompanying statements of assets and liabilities, as its debts may result in claims against assets not appearing thereon.

  On February 26, 1993, an explosion caused damage to the structure and interior of the Vista, as well as the adjoining World Trade Center complex. As a result of the damage, all hotel operations were suspended as of that date. Certain limited hotel operations resumed on November 1, 1994.

 Inventories

  Inventories are stated at the lower of cost (first-in, first-out basis) or market.

 Furniture, Fixtures and Equipment

  In accordance with the Management Agreement, annual charges to operations are made for the replacement of furniture, fixtures and equipment. Expenditures for the replacement of furniture, fixtures and equipment are charged to the related reserve (see Note 4).

 Operating Equipment

  The cost of operating equipment, consisting primarily of linen, silverware and other utensils, is charged in full to operating expenses when purchased.

 Income Taxes

  Provisions for Federal, state or local income taxes are not reflected in the accompanying financial statements since the Port Authority is a nontaxable entity.

 Preopening and Other Business Restoration Costs

  Preopening and other business restoration costs, which primarily consists of contract labor and other clean-up costs as well as employee payroll, employee training expense and marketing expenses incurred in connection with Vista's resumption of operations, were charged to expense as incurred.

 Pension Plans

  Certain nonunion employees of Vista are covered by a noncontributory defined benefit pension plan of Hilton, which provides for normal retirement at age 65 after a minimum of five years' service. Hilton may

                                NEW YORK VISTA
terminate the plan at any time. Union employees are covered by a noncontributory pension plan under their union contract.

 Reclassification and Restatement

  Certain December 31, 1993 and 1992 amounts have been reclassified to conform to the December 31, 1994 presentation. The statement of revenues and expenses for the year ended December 31, 1993 and 1992 has been restated to remove rent of $1,349,276 and $2,278,696, respectively, which was previously indicated as to be received from the Port Authority and to include interest expense of $1,094,213 and $300,000, respectively, in connection with the loan payable, Inhil Co., Inc. Such amounts were previously included in the difference between assets and liabilities representing amount due from The Port Authority of New York and New Jersey on the statement of assets and liabilities as of December 31, 1993 and 1992 and, accordingly, such amount does not change as a result of the restatement:

                                                         1993         1992
                                                      -----------  -----------
   Excess of revenues over expenses for the years
    ended December 31, 1993 and 1992 as originally
    reported......................................... $ 4,026,399  $ 4,063,395
   Removal of rent credit from Port Authority........  (1,349,276)  (2,278,696)
   Inclusion of interest expense.....................  (1,094,213)    (300,000)
                                                      -----------  -----------
   Excess of revenues over expenses for the years
    ended December 31, 1993 and 1992 as restated..... $ 1,582,910  $ 1,484,699
                                                      ===========  ===========

2. MANAGEMENT AGREEMENT

  Vista is managed by Inhilco under the terms of an amended Management Agreement which, among other matters, provides (i) for payment to Inhilco, under certain circumstances, of a management fee equal to 3% of revenues, as defined, and an incentive fee based on a formula, as provided, and (ii) for the refurbishment of the guest rooms over a three-year period which commenced in May 1992 at a cost not to exceed $17,600,000. Under the agreement, Inhilco is required to finance the first $15,000,000 of refurbishment costs. Refurbishment costs in excess of $15,000,000 are to be funded by the reserves for capital expenditures and replacement of furniture, fixtures and equipment to the extent such funds are available. Interest expense on amounts advanced by Inhilco accrues at 10% per annum. The amount payable to Inhilco in connection with the refurbishment, including accrued interest with respect thereto, which is reflected as loan payable, Inhil Co., Inc. in the accompanying balance sheet, includes the following:

 Loan payable, Inhil Co., Inc.

                                                               AGGREGATE
                                    YEAR ENDED DECEMBER 31      THROUGH
                                    ------------------------  DECEMBER 31,
                                       1994         1993          1994
                                    -----------  -----------  ------------
   Balance at beginning of year.... $14,565,987  $ 8,558,123  $       --
   Expenditures by Inhil Co., Inc.
    for hotel renovation...........     858,348    5,223,637   13,740,124
   Increase/(decrease) in year-end
    accrual........................     (35,185)    (309,986)     265,551
   Interest........................   1,447,900    1,094,213    2,831,375
                                    -----------  -----------  -----------
                                    $16,837,050  $14,565,987  $16,837,050
                                    ===========  ===========  ===========

  For the period subsequent to the commencement of refurbishment (May 1992), Vista is required to expend revenue proceeds, as defined, in the following priority: (i) the payment of operating expenses, as defined, (ii) the funding of the reserves for furniture, fixtures and equipment and capital expenditures, (iii) the payment of current

                                NEW YORK VISTA
and past due debt service on a certain mortgage payable, (iv) the payment of current and past due interest on amounts advanced by Inhilco during the refurbishment period and, after the refurbishment period, the payment of current and past due principal and interest on amounts advanced by Inhilco amortized at 10% per annum over 7 years, (v) the payment of past due and current management fees and (vi) the payment of the incentive fee.

  The repayment period with respect to principal and interest on amounts advanced by Inhilco is based on a 7 year amortization period, but it will be extended for as long as necessary for Inhilco to recover such amounts. However, if the repayment period extends beyond 7 years, additional interest will not accrue. With respect to the management fee, any portion of a management fee not payable to Inhilco from revenue proceeds in the current or four subsequent years is forfeited. With respect to the incentive fee, such fee will commence the later of May 1, 2002 or the date of final repayment of amounts advanced by Inhilco. There is no carryforward of unpaid incentive fee.

  The management fee commenced January 1, 1992. For the period prior to the commencement of refurbishment, January 1, 1992 through April 30, 1992, management fee expense approximated $364,000. However, since any portion of a management fee not payable to Inhilco from revenue proceeds in the current or four subsequent years is forfeited, no management fee expense was recognized for any periods between May 1, 1992 through December 31, 1994 as during such periods revenue proceeds were insufficient to require payment of such fee. The management fee attributable to such periods, approximately $300,000 (1994), $620,000 (1993) and $800,000 (1992), will be recognized as expense at such time as payment is probable.

  The Management Agreement expires in March 2021. The Port Authority is required to either extend the Management Agreement for a single 20-year period or offer a certain lease agreement to Inhilco for such 20-year period in lieu of the Management Agreement.

  In addition, Vista has agreed to perform and finance certain additional hotel construction. Vista shall be reimbursed the cost of such additional construction by the Port Authority upon its completion. Amounts due Vista in connection with such additional construction, which are included in the difference between assets and liabilities representing the amount due from the Port Authority, are as follows:

                                                                    AGGREGATE
                                            YEAR ENDED DECEMBER 31   THROUGH
                                            -----------------------  DECEMBER
                                               1994        1993      31, 1994
                                            ----------- ----------- ----------
   Balance at beginning of year............ $ 1,057,932 $       --  $      --
   Expenditures for hotel renovation (Port
    Authority).............................   3,892,608   1,028,327  4,920,935
   Increase/(decrease) in year-end accru-
    al.....................................   1,170,579      29,605  1,200,184
                                            ----------- ----------- ----------
                                              5,063,187   1,057,932  6,121,119
                                            ----------- ----------- ----------
                                            $ 6,121,119  $1,057,932 $6,121,119
                                            =========== =========== ==========

3. RELATED PARTY TRANSACTIONS

 Hilton

  Hilton and various of its subsidiaries charge Vista for certain advertising, promotion, purchasing and other services which they perform on behalf of Vista. Such charges, which are billed as agreed upon by the various parties, totaled approximately $200,000, $355,000 and $1,245,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

                                NEW YORK VISTA

 Port Authority

  The amount indicated on the accompanying balance sheet as the difference between assets and liabilities representing the amount due from the Port Authority includes the following:

                                                     YEAR ENDED DECEMBER 31
                                                    --------------------------
                                                        1994          1993
                                                    ------------  ------------
   Balance at beginning of year...................  $(10,343,355) $ (8,773,349)
   Excess of (expenses over revenues)/revenues
    over expenses.................................   (13,236,346)    1,582,910
   Renovation costs incurred by Inhil Co., Inc. on
    behalf of Port Authority......................      (823,163)   (4,913,651)
   Renovation costs incurred by Vista on behalf of
    Port Authority................................    (5,063,187)   (1,057,932)
   Expenses payable to Port Authority.............     2,187,767     2,838,202
   Advances from Port Authority, net..............    13,761,490           --
   Other payments on behalf of Port Authority.....    (3,871,598)      (60,272)
   Interest earned on restricted cash account
    payable to Port Authority.....................        63,000        40,737
                                                    ------------  ------------
   Balance at end of year.........................  $(17,325,392) $(10,343,355)
                                                    ============  ============

4. RESERVES FOR REPLACEMENT OF FURNITURE, FIXTURES AND EQUIPMENT AND CAPITAL EXPENDITURES

  The Management Agreement requires annual charges to operations to provide for the replacement of furniture, fixtures and equipment. The annual charge is equivalent to 5% of gross revenues, to the extent revenues exceed expenses. The Management Agreement also requires that beginning January 1, 1992 the following percentages of gross revenue, to the extent revenues exceed expenses, be charged to operations for capital expenditures: 1% for the first three years; 1.5% for the next five years; and 2% for the following years until termination of the agreement.

  Due to the suspension of operations resulting from the explosion in February 1993, the above provisions for 1993 are based on actual revenue through February 26, 1993 and, for the subsequent period, Vista's operating budget for such period and related business interruption insurance claim. For 1994, the credit reflects the reduction to the 1993 provisions to record the effect of the reimbursement offered by the insurance carrier.

                                NEW YORK VISTA

  The Management Agreement requires that beginning January 1, 1992 cash from the operating account equal to the above provisions be deposited by Vista into a segregated interest bearing bank account. The funds, including interest earned thereon, shall be used by Vista to pay for capital expenditures, replacements of furniture, fixtures and equipment and certain refurbishment costs (see Note 2). As of December 31, 1994 and 1993, unfunded restricted cash was approximately $3,047,000 and $2,335,000, respectively. Interest earned on the restricted cash account is reflected as a payable to the Port Authority and is included with amounts due (from)/to the Port Authority (see Note 3).

                                                    YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                        1994         1993
                                                    ------------  -----------
   RESTRICTED CASH
   Balance at beginning of year.................... $  2,781,953  $ 2,207,972
     Purchases.....................................     (733,089)     (76,118)
     Interest income...............................       63,000       40,737
     Transfer (to)/from operating account, net.....   (1,790,218)     609,362
                                                    ------------  -----------
   Balance at end of year.......................... $    321,646  $ 2,781,953
                                                    ============  ===========
   RESERVE FOR REPLACEMENT FOR FURNITURE, FIXTURES
    AND EQUIPMENT AND FOR CAPITAL EXPENDITURES
   Balance at beginning of year.................... $  5,117,370  $ 2,936,573
     (Credit)/provision............................   (1,016,027)   2,256,915
     Purchases.....................................     (733,089)     (76,118)
                                                    ------------  -----------
   Balance at end of year.......................... $  3,368,254  $ 5,117,370
                                                    ============  ===========

5. REAL ESTATE TAXES

  Vista accrues for payments in lieu of real estate taxes to the Port Authority based upon space occupied by Vista in the World Trade Center. The hotel is currently disputing the expense attributable to the years ended December 31, 1994 and 1993.

6. PENSION PLANS

  Certain nonunion employees of Vista are covered by a defined benefit noncontributory pension plan of Hilton, which provides for normal retirement at age 65 after a minimum of five years' service. Hilton may terminate the Plan at any time. Unfunded past service costs are amortized over thirty years. Vista's policy is to fund pension costs accrued, subject to full funding limitations under the Employee Retirement Income Security Act of 1974. The assets of the Plan are invested primarily in listed stocks and bonds.

  Vista had not obtained actuarial information for the nonunion plan regarding pension expense for the years ended December 31, 1994, 1993 and 1992 and the minimum liability, if any, for the unfunded accumulated benefit obligation over plan assets. Management estimated the minimum liability for unfunded accumulated benefit obligations and pension costs but was unable to provide the financial statement disclosure required under Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions." Because of the termination of the Management Agreement (see Note 8), Hilton obtained the requisite actuarial information in January 1996. Such actuarial information indicated that the minimum liability for unfunded accumulated benefit obligations over plan assets was not understated and, accordingly, no adjustments were necessary in 1994, 1993 and 1992 for the financial statements to conform with generally accepted accounting principles. In January

                                NEW YORK VISTA

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

1996, Hilton subsequently paid the participants and terminated the Company's portion of the plan. The total pension expense for 1994, 1993 and 1992 was approximately $75,000 and $19,000 and $125,000 respectively. Vista makes annual contributions to the plan equal to the amount accrued for pension expense. The pension liability approximated $0, $138,000 and $335,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

  Vista, under a Collective Bargaining Agreement with the New York Hotel and Motel Trade Council AFL-CIO, makes contributions into a multi-employer pension plan. This plan provides defined benefits to union employees. Pension expense for this plan for the years ended December 31, 1994, 1993 and 1992 was approximately $77,000, $117,000 and $513,000, respectively.

7. CONTINGENCIES

  During 1993 and 1994, Vista filed insurance claims with its business interruption insurance carrier requesting reimbursement of damages incurred as a result of an explosion in February 1993. Other income includes approximately $5,800,000 (1994) and $15,800,000 (1993) in connection with such insurance claims. The 1993 financial statements reflect as income the reimbursement requested for 1993. The 1994 financial statements reflect as income the total reimbursement offered by the insurance carrier net of the insurance claims reflected as income in 1993 and amounts applicable to 1995. During 1995, the claim was settled with the insurance carrier at the total reimbursement previously offered.

  Inhilco has filed a claim against a vendor alleging that damage to the glass and aluminum facade of Vista resulted from cleaning work performed by such vendor. The Port Authority has advised Inhilco that if Vista is unable to recover sufficient amounts from such vendor or the insurer of the hotel to make the necessary repairs, it would seek to hold Inhilco responsible for the cost. Inhilco believes it has defenses available to it in the event that such a claim would be asserted by the Port Authority. Under the terms of the terminated Management Agreement (see Note 8), Inhilco was released from any obligation and claims to the Port Authority if the Vista is unable to recover sufficient amounts from the vendor.

  Vista has been named as a defendant in a legal proceeding arising out of a labor dispute. The management of Vista believes that the ultimate resolution of such litigation will not have a material adverse effect on Vista's financial condition.

8. SUBSEQUENT EVENTS

  Inhilco terminated their Management Agreement of the Vista with the Port Authority effective August 31, 1995. This termination also releases and discharges Inhilco from any obligations and claims. Under the terms of the terminated Management Agreement, the Port Authority has the right to be reimbursed by Inhilco for losses sustained greater than $340,000, within six months after the termination date, as a result of the breach of certain representations made by Inhilco.

                                 NEW YORK VISTA

                       STATEMENT OF REVENUES AND EXPENSES

                                  (UNAUDITED)

                                                       FOR THE PERIOD FROM
                                                        JANUARY 1 THROUGH
                                                           DECEMBER 22,
                                                     -------------------------
                                                        1995          1994
                                                     -----------  ------------
OPERATING REVENUES:
  Rooms............................................. $27,420,727  $  2,692,164
  Food..............................................   5,791,832       854,246
  Beverage..........................................   2,191,179       342,000
  Other operated departments........................   1,448,366       110,523
  Other income......................................   2,516,396     5,930,582
                                                     -----------  ------------
                                                      39,368,500     9,929,515
                                                     -----------  ------------
OPERATING EXPENSES:
  Cost of sales:
    Food............................................   1,558,271       243,100
    Beverage........................................     447,141        52,920
    Other operated departments......................     470,169       117,816
                                                     -----------  ------------
  Total cost of sales...............................   2,475,581       413,836
  Payroll and related expenses......................  15,095,536     4,649,422
  Provision for operating equipment.................     146,229        53,872
  Other operating expenses..........................   2,804,891       628,666
                                                     -----------  ------------
                                                      20,522,237     5,745,796
                                                     -----------  ------------
Gross operating income..............................  18,846,263     4,183,719
                                                     -----------  ------------
DEDUCTIONS FROM GROSS OPERATING INCOME:
  General and administrative expenses...............   5,729,986     2,384,134
  Marketing expenses................................   2,587,313       912,620
  Property operation, maintenance and energy costs..   7,370,729     6,111,606
  Basic Management Fee..............................     201,577           --
                                                     -----------  ------------
                                                      15,889,605     9,408,360
                                                     -----------  ------------
Gross operating loss................................   2,956,658    (5,224,641)
                                                     -----------  ------------
OTHER DEDUCTIONS/(INCOME):
  Real estate taxes ................................   2,032,501     1,707,696
  Credit for replacement of furniture, fixtures and
   equipment........................................         --       (809,005)
  Credit for capital expenditures...................  (1,563,371)     (207,022)
  Insurance.........................................     282,053       319,332
  Pre-opening and other business restoration costs..   1,589,741     5,234,869
  Interest expense..................................     715,425     1,447,900
  Other.............................................     381,520       317,935
                                                     -----------  ------------
                                                       3,437,869     8,011,705
                                                     -----------  ------------
Excess of expenses over revenues.................... $  (481,211) $(13,236,346)
                                                     ===========  ============

                            See accompanying notes.

                                NEW YORK VISTA

                           STATEMENTS OF CASH FLOWS

                                 (UNAUDITED)

                                                        FOR THE PERIOD FROM
                                                         JANUARY 1 THROUGH
                                                            DECEMBER 22,
                                                      -------------------------
                                                         1995          1994
                                                      -----------  ------------
OPERATING ACTIVITIES
Excess of (expenses over revenues)/revenues over ex-
 penses.............................................  $  (481,211) $(13,236,346)
Adjustments to reconcile excess of (expenses over
 revenues)/revenues over expenses to net cash (used
 in)/provided by operating activities:
  (Credit)/provision for replacement of furniture,
   fixtures and equipment and capital expenditures..   (1,563,371)   (1,016,027)
  Expenses payable to Port Authority................    3,009,594     2,187,767
  Interest expense..................................          --      1,447,900
  Changes in operating assets and liabilities:
    Accounts receivable, net........................   (2,263,237)   (1,021,677)
    Insurance claim receivable......................   10,405,062    (4,089,804)
    Inventories.....................................      371,646      (244,792)
    Prepaid expenses and other assets...............       15,410       (15,178)
    Accounts payable................................   (2,889,176)    1,662,032
    Accrued liabilities.............................     (983,448)      823,807
    Due to other affiliated companies...............     (382,444)      294,968
    Deferred revenue................................   (2,367,211)          --
                                                      -----------  ------------
Net cash (used in)/provided by operating activi-
 ties...............................................    2,871,614   (13,207,350)
                                                      -----------  ------------
INVESTING ACTIVITIES
Transfer of funds from/(to) restricted cash.........      103,355     1,790,218
                                                      -----------  ------------
FINANCING ACTIVITIES
Advances from Port Authority, net...................   50,380,298    13,761,490
Hotel renovation payments...........................   (5,781,322)   (3,892,608)
Other payments on behalf of Port Authority..........  (22,336,381)   (1,294,035)
(Payments to)/advances from Inhil Co., Inc..........  (24,308,708)      (60,560)
                                                      -----------  ------------
Net cash provided by/(used in) financing activi-
 ties...............................................   (2,046,113)    8,514,287
                                                      -----------  ------------
Net (decrease)/increase in cash.....................      928,856    (2,902,845)
Cash at beginning of year...........................      313,403     3,216,248
                                                      -----------  ------------
Cash at end of year.................................  $ 1,242,259  $    313,403
                                                      ===========  ============

--------

                            See accompanying notes.

                                NEW YORK VISTA

                  NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

  1. The accompanying combined financial statements of the New York Vista Hotel (the "Vista") have been prepared without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been omitted. The Vista believes the disclosures made are adequate to make the information presented not misleading. However, the financial statements should be read in conjunction with the audited financial statements and notes thereto for the fiscal years ended December 31, 1994, 1993 and 1992 included elsewhere herein.

  In the opinion of the Vista, the accompanying unaudited financial statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the results of operations and cash flows for the period from January 1, 1995 through December 22, 1995 and the period from January 1, 1994 through December 22, 1994. Interim results are not necessarily indicative of fiscal year performance because of the impact of seasonal and short-term variations.